                                                                   EXHIBIT 10.12

                 TENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                                 March 7th, 1996

     This Tenth Amendment to Loan and Security Agreement (the "Amendment") is made and entered into on this 7th day of March, l996, to be effective as of the respective date herein indicated, by and between RED MAN PIPE & SUPPLY CO., an Oklahoma corporation ("Borrower"), and FLEET CAPITAL CORPORATION, a Connecticut corporation, formerly known as Shawmut Capital Corporation, successor-in-interest to Barclays Business Credit, Inc. ("Lender").

PRELIMINARY STATEMENTS:

     l. Borrower and Lender have entered into that certain Loan and Security Agreement dated as of May 3, l991, as heretofore amended (as amended from time to time, the "Agreement").

     2. Borrower and Lender desire to amend the Agreement and the other Agreements as hereinafter set forth.

AGREEMENTS:

     NOW, THEREFORE, in consideration of the agreements herein contained, subject to the terms and conditions set forth herein, Borrower and Lender hereby agree as follows, and agree that, subject to satisfaction of the provisions of
Section 9 hereof, the amendments specified below shall be effective from and after the date hereof and shall be incorporated into the Agreement and shall supersede those provisions in the Agreement referenced as follows:

     1. DEFINITIONS.

          (a) Terms used herein and defined in the Agreement shall have the meanings set forth in the Agreement, except as otherwise provided herein.

          (b) Effective as of December 8, 1995, the definition of "Base Rate" contained in Section l.l of the Agreement is amended by deleting the words "Shawmut Bank Connecticut, N.A." and substituting therefor the words "Fleet National Bank of Connecticut".

          (c) Effective as of the date of execution of this Amendment, the definitions of "Borrowing Base" and "Commitment" contained in Section 1.1 of the Agreement are hereby deleted, and the following shall be substituted therefor:

          "Borrowing Base - as at any date of determination thereof, an amount equal to the lesser of:

          (a) the Commitment as of such date, minus the outstanding principal amount of the Term Loan as of such date; or

          (b)  an amount up to:

               (i) ninety percent (90%) of the net amount (after deduction of such reserves as Lender deems proper and necessary, in its sole discretion, including a reserve for sales tax payables) of Eligible Accounts outstanding at such date;

                                      PLUS

               (ii) the lesser of (A) $5,000,000 or (B) ninety percent (90%) of the net amount (after deduction of such reserves as Lender deems proper and necessary, in its sole discretion, including a reserve for sales tax payables) of Eligible International Accounts outstanding at such date;

                                      PLUS

               (iii) the lesser of (A) $15,000,000 or (B) sixty percent (60%) of the value (after deduction of such reserves as Lender deems proper and necessary, in its sole discretion) of Eligible Inventory at such date consisting of oil country tubular goods held for sale in the ordinary course of Borrower's business, calculated on the basis of the lower of cost or market:

                                      PLUS

               (iv) the lesser of (A) $25,000,000 or (B) fifty percent (50%) of the value (after deduction of such reserves as Lender deems proper and necessary, in its sole discretion) of Eligible Inventory at such date consisting of consumable supplies held for sale in the ordinary course of Borrower's business, calculated on the basis of the lower of cost or market and of Eligible Inventory at such date consisting of line pipe held for sale in the ordinary course of Borrower's business, calculated on the basis of the lower of cost or market;

                                 MINUS (subtract from the sum of clauses (i), (ii), (iii), and (iv) above)

               (v) an amount equal to the sum of (A) the face amount of all LC Guaranties and Letters of Credit issued by Lender or Affiliates of Lender and outstanding at such date and (B) any arnounts which Lender may be obligated to pay in the future for the account of Borrower pursuant to this Agreement, the other Agreements or otherwise.

     For purposes hereof, the net amount of Eligible Accounts or Eligible International Accounts, as the case may be, at any time shall be the face amount of such Eligible Accounts or such Eligible International Accounts, less any and all returns, discounts (which may, at Lender's option, be calculated on shortest terms), credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time."

     "Commitment - $65,000,000; provided, however, that on the 120th day after the date of execution of the Tenth Amendment, the term 'Commitment' shall mean $50,000,000, unless by such date, another Person has either become a participant or co-lender for at least $15,000,000 of the Commitment, upon terms and conditions, and pursuant to documentation, satisfactory to Lender, in its sole discretion."

     "Tenth Amendment - that certain Tenth Amendment to Loan and Security Agreement, executed by Borrower and Lender."

          (d) Effective as of the date of execution of this Amendment, the definitions of "Guarantor" and "Guarantv" contained in Section 1.1 of the Agreement are hereby deleted and each reference in the Agreement to the words "Guarantor" and "Guaranty" are hereby also deleted.

     2. SUBSTITUTION OF FLEET NATIONAL BANK OF CONNECTICUT FOR REFERENCES TO SHAWMUT BANK CONNECTICUT, N.A. Effective as of December 8, 1995, all references to the words "Shawmut Bank Connecticut, N.A." contained in the Agreement are deleted and substituted therefor are the words "Fleet National Bank of Connecticut."

     3. INTEREST AND CHARGES.

          (a) Effective as of the date of execution of this Amendment, the second sentence of Section 3.l (A) of the Agreement is amended and restated to read as follows:

               "The principal amount of the Revolving Credit Loans outstanding from day-to-day shall bear interest, calculated daily, at the following rates per annum (individually called, as applicable, an 'Annual Revolving Rate'): (i) each Eurodollar Loan shall bear interest at a rate per annum equal to the lesser of (a) 2.75% (or such lesser percentage as may be provided by subsection (H) hereof) above the Eurodollar Base Rate for the Eurodollar Interest Period applicable thereto, or (b) the Maximum Legal Rate, and (ii) each Base Rate Loan shall bear interest at the lesser of (a) a fluctuating rate per annum equal to 0.5% above the Base Rate, or (b) the Maximum Legal Rate."

          (b) Effective as of the date of execution of this Amendment, Section 3.1(H) of the Agreement is hereby amended by amending and restating Subsection
(i) thereof to read in its entirety as follows:

               "(i) Rate Reduction Calculation Dates. So long as no Default or Event of Default has occurred, and so long as Borrower achieves the performance factors ('Performance Factors') set out below, upon receipt and review by Lender of the audited financial statements of Borrower provided pursuant to Section 9.1(J) demonstrating compliance with the hereinafter described Performance Factors, the Annual Revolving Rate applicable to Eurodollar Loans shall be reduced to the rate per annum equal to the lesser of (a) 2.50% above the Eurodollar Base Rate for the Eurodollar Interest Period applicable thereto or (b) the Maximum Legal Rate. Such Performance Factors shall be measured on each of October 31, 1996, October 31, 1997 and October 31, 1998 (hereinafter, a 'Calculation Date'). Such reduction shall be effective only for Eurodollar Loans requested after the date on which Lender has received and reviewed Borrower's audited financial statements demonstrating compliance with the Performance Factors set out below. The Performance Factors required to be achieved as of the relevant Calculation Date, in order to attain the above-described rate reduction, are as follows:

                              Performance Factors:

               (A) The Average Daily Availability for the six months ending on the relevant Calculation Date shall equal or exceed thirty percent (30%) of the Average Daily Loan Balance for such period;

               (B) The Adjusted Net Earnings from operations, plus taxes (to the extent deducted therefrom), for the year ending on the relevant Calculation Date shall be at least $5,000,000; and

               (C) Borrower's Leverage Ratio as of such Calculation Date shall not exceed 3.0 to l.0.

     Borrower shall be entitled to the benefits of the above-described rate reduction at the first such Calculation Date it achieves the Performance Factors necessary for the rate reduction. The rate reduction made pursuant to this
Section 3.1(H)(i) shall remain in effect only for so long as no Default or Event of Default has occurred and is continuing and Borrower maintains the Leverage Ratio required for the rate reduction described above. If Borrower loses the benefit of the rate reduction, it shall have the opportunity to again achieve the rate reduction by meeting the Performance Factors at the next Calculation Date."

          (c) Effective as of the date of execution of this Amendment, Section 3.2(B) of the Agreement is amended and restated to read as follows:

               "(B) Agency Fee. Borrower agrees to pay Lender an annual agency fee on the dates and in the amount specified in, and otherwise in accordance with, the agency fee letter agreement issued by Borrower in favor of Lender."

     4. CAPITAL EXPENDITURES. Effective as of the date of execution of this Amendment, Section 9.2(H) of the Agreement is amended and restated to read in its entirety as follows:

          "(H) Make Capital Expenditures or payments on account of Capital Lesses which exceed in the aggregate (i) for the period from November 1, 1995 through October 31, 1996, $750,000, or (ii) $300,000 for any fiscal year thereafter occurring."

     5. LEVERAGE RATIO. Effective as of the date of execution of this Amendment, Section 9.3(A) of the Agreement is amended and restated to read in its entirety as follows:

          "(A) Maintain a Leverage Ratio not greater than the ratio shown below for the date corresponding thereto:

                       Date                            Amount

          November 1, 1995 through April 30, 1996      5.5 to l.0
          May 1, 1996 through October 31, 1996         5.0 to 1.0
          November 1, 1996 through October 31, 1997    4.5 to 1.0
          November 1, 1997 through October 31, 1998    4.0 to 1.0
          November 1, 1998 and Thereafter              3.5 to l.0

          6. NOTICE TO BORROWER. Effective as of the date of execution of this Amendment, Section 12.10(B) of the Agreement is hereby amended so that the address for notice to Borrower shall be as follows:
                                                     with a copy to:
                                             Noss, Monnet & Edmiston
            Red Man Pipe & Supply Co.        Suite 300 Grantson Building
            8023 East 63rd Place           111 West Fifth Street
            Suite 800                        Tulsa, OK 74103
            Tulsa, Oklahoma 74133            ATTENTION: David L. Noss
            Attention: President

     7. EXHIBITS. Effective as of the date of execution of this Amendment, references in the Agreement to Exhibit "J" shall hereafter be deemed to be references to Exhibit "J" attached hereto.

     8. RELEASE OF UNCONDITIONAL LIMITED GUARANTY OF LEWIS B. KETCHUM. Effective as of the date of execution of this Amendment, Lender hereby releases and declares null and void that certain Unconditional Limited Guaranty, dated as of May 3, 1991, executed by Lewis B. Ketchum, for the benefit of Lender, relating to indebtedness of Borrower to Lender.

     9. CONDITIONS. The obligation of Lender to be bound by the provisions of this Amendment shall be subject to the fulfillment of the following conditions precedent on or before the date hereof:

          (a) Lender shall have received all of the following, each in form and substance satisfactory to Lender, in its sole discretion, and each duly executed by each party thereto, other than Lender:

          (i)    This Amendment;

          (ii) An agency fee letter agreement, duly executed by Borrower, in favor of Lender; and

          (iii) All other documents Lender may request with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

          (b) No Event of Default shall have occurred and be continuing and no Default shall exist, unless such Event of Default or Default has been specifically waived in writing by Lender.

          (c) Borrower shall have performed and complied with all agreements and conditions contained in the Agreement and the other Agreements which are required to be performed or complied with by Borrower before or on the date hereof.

          (d) The representations and warranties contained in the Agreement, as amended hereby, and the other Agreements shall be true and correct in all material respects as of the date hereof, with the same force and effect as though made on and as of this date.

          (e) No material adverse change shall have occurred in the business operations, financial condition or prospects of Borrower, and no material adverse litigation shall be pending or, to the knowled~e of Borrower, threatened, against Borrower.

          (f) All corporate and legal proceedings and all documents required to be completed and executed by the provisions of, and all instruments to be executed in connection with the transactions contemplated by, this Amendment and any related agreements shall be satisfactory in form and substance to Lender.

     l0. NO WAIVER. Except as otherwise specifically provided for in this Amendment, nothing contained herein shall be construed as a waiver by Lender of any covenant or provision of the Agreement, the other Agreements, this Amendment, or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Agreement, the other Agreements, this Amendment and any other contract or instrument between Borrower and Lender.

     11. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all Other Agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any Other Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Lender; and (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the Other Agreements, as amended hereby.

     12. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     13. EXPENSES. Borrower shall pay all out-of-pocket expenses arising in connection with the preparation, execution, delivery and administration of this Amendment, including, but not limited to, all reasonable legal fees and expenses incurred by Lender.

     14. CONTINUED EFFECT. Except to the extent amended hereby, all terms, provisions and conditions of the Agreement and all of the other Agreements shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

     15. FURTHER ASSURANCES. Borrower shall, at Lender's request, promptly execute or cause to be executed and delivered to Lender any and all documents, instruments or agreements deemed necessary by Lender to continue perfection of Lender's Liens, to facilitate collection of the Collateral or otherwise to give effect to or carry out the tenns or intent of this Amendment.

     L6. COUNTERPARTS. This Amendment may be executed in any num~er of counterparts, each of which shall for all purposes be deemed an original and all of which are identical. All parties need not execute the sarne counterpart.

     17. FINAL AGREEMENT. THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     18. RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED,

SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

     EXECUTED to be effective as of the date first above written.


                                    RED MAN PIPE & SUPPLY CO.


                                    By:     /s/ Dee Paige
                                       ------------------------------
                                    Name:     Dee Paige
                                         ----------------------------
                                    Title:    CFO
                                          ---------------------------

                                    FLEET CAPITAL CORPORATION, formerly known as Shawmut Capital Corporation


                                    By:      /s/ Joy L. Bartholomew
                                       ------------------------------
                                    Name:      Joy L. Bartholomew
                                         ----------------------------
                                    Title:     Vice President
                                          ---------------------------